Exhibit 10.1


                         UNSECURED CONVERTIBLE DEBENTURE
                         AND WARRANT PURCHASE AGREEMENT

     THIS UNSECURED CONVERTIBLE DEBENTURE AND WARRANT PURCHASE AGREEMENT (the "Agreement") is entered into as of August 28, 2003, by and between MIRAVANT MEDICAL TECHNOLOGIES, a Delaware corporation (the "Company"), with headquarters located at 336 Bollay Drive, Santa Barbara, California 93117, and each of the purchasers (individually, a "Purchaser," and, collectively, the "Purchasers") set forth on the execution pages hereof (each, an "Execution Page," and, collectively, the "Execution Pages").

                                    RECITALS

A. The Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act");

B. Subject to the terms and conditions stated in this Agreement, the Company desires to issue and sell to the Purchasers, and each Purchaser desires to purchase, units (the "Units"), each Unit consisting of (i) an Unsecured Convertible Debenture, in the form attached hereto as Exhibit A (collectively, the "Debentures"), in the principal face amount of $1,000.00, which Debentures shall be convertible into shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), at an initial conversion rate of ONE DOLLAR ($1.00) per share, (ii) a Warrant, in the form attached hereto as Exhibit B-1 (the "50% Warrants"), to acquire initially 500 shares of Common Stock, and (iii) a Warrant, in the form attached hereto as Exhibit B-2 (the "25% Warrants" and, together with the 50% Warrants, the "Warrants"), to acquire initially 250 shares of Common Stock. The shares of Common Stock issuable upon conversion of or otherwise pursuant to the Debentures, including, without limitation, any shares of Common Stock issued as interest payments under the Debentures, are referred to herein as the "Conversion Shares." The shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants are referred to herein as "Warrant Shares." The Debentures, the Warrants, the Conversion Shares and the Warrant Shares are collectively referred to herein as the "Securities" and each of them may individually be referred to herein as a "Security;"

C. The Debentures shall be senior to those certain unsecured convertible notes issued by the Company in accordance with a Convertible Debt Purchase Agreement dated December 19, 2002, as amended (the "Existing Notes"), and the holders of the Existing Notes shall execute a Subordination Agreement, in the form attached hereto as Exhibit C (the "Subordination Agreement"), prior to or contemporaneously with the execution and delivery of this Agreement;

D. In connection with the Subordination Agreement, the Company and the holders of the Existing Notes (certain of which holders are also Purchasers hereunder) shall execute a Side Letter Agreement, in the form attached hereto as Exhibit D (the "Side Letter Agreement"), prior to or contemporaneously with the execution and delivery of this Agreement, which Side Letter Agreement shall provide, among other things, that such holders (including those holders that are also Purchasers hereunder) shall agree not to convert certain of their Existing Notes or any of the Debentures purchased hereunder or exercise certain of the warrants previously issued to them in connection with the Existing Notes (including any additional warrants issued pursuant to the Side Letter Agreement) or any of the Warrants issued to them hereunder, unless and until such time as the Company has obtained the Stockholder Approval (as such term is defined in Section 4.19 below); and

E. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as Exhibit E (the "Registration Rights Agreement"), pursuant to which the Company has agreed to provide certain registration rights under the Securities Act, the rules and regulations promulgated thereunder and applicable state securities laws. This Agreement, the Debentures, the Warrants, the Subordination Agreement, the Side Letter Agreement and the Registration Rights Agreement are collectively referred to herein as the "Transaction Documents."

                                   AGREEMENTS

     NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers, intending to be legally bound, hereby agree as follows:

ARTICLE I

                           PURCHASE AND SALE OF UNITS

1.1 Purchase and Sale of Units. Subject to the terms and conditions of this Agreement, at the Closing (as defined in Section 1.2 below), the Company shall issue and sell to each Purchaser, and each Purchaser, severally and not jointly, shall purchase from the Company, such number of Units as is set forth on such Purchaser's Execution Page, for a purchase price per Unit equal to ONE THOUSAND DOLLARS ($1,000.00) (as to each Purchaser, the aggregate amount of such Purchaser's purchase price is referred to herein as the "Purchase Price"). The aggregate amount of Units to be issued and sold by the Company to all Purchasers pursuant to this Agreement shall not exceed SIX MILLION DOLLARS ($6,000,000.00).

1.2 The Closing. Subject to the satisfaction (or waiver) of the conditions set forth in Articles VI and VII below, the closing of the transactions contemplated hereby (the "Closing") shall take place at the offices of Drinker Biddle & Reath LLP at One Logan Square, 18th & Cherry Streets, Philadelphia, Pennsylvania 19103 at 10:00 a.m., Philadelphia, Pennsylvania time, on the date hereof, or at such other time or place as the Company and the Purchasers may mutually agree (the "Closing Date").

1.3 Form of Payment. Each Purchaser shall pay its Purchase Price for the Units being purchased by such Purchaser by wire transfer to the account designated by the Company, provided that, in the case of Princess Finance Limited, that portion of its Purchase Price as is equal to the outstanding principal amount of, plus accrued interest on, the $750,000 subordinated promissory note issued to Princess Finance Limited in August 2003 shall be paid by cancellation of such promissory note.

ARTICLE II

                    PURCHASER REPRESENTATIONS AND WARRANTIES

     Each Purchaser severally, but not jointly, represents and warrants to the Company, as of the date hereof and as of the Closing, as follows:

2.1 Investment Purpose. Each Purchaser is purchasing the Securities for such Purchaser's own account for investment purposes only and not with a present view toward or in connection with the public sale or distribution thereof, except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act. Such Purchaser understands that such Purchaser must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable state securities laws or an exemption from such registration is available, and that the Company has no present intention of registering any such Securities other than as contemplated by the Registration Rights Agreement. Notwithstanding anything in this Section 2.1 to the contrary, by making the representations herein, such Purchaser does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from the registration requirements under the Securities Act and applicable state securities laws.

2.2 Accredited Investor Status. Such Purchaser is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D.

2.3 Reliance on Exemptions. Such Purchaser understands that the Securities are being offered and sold to such Purchaser in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and each Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.

2.4 Information. Such Purchaser and its counsel, if any, have been furnished all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been specifically requested by such Purchaser or its counsel, including, without limitation, the Company's Select SEC Documents (as defined in Section 3.6 below). Such Purchaser has been afforded the opportunity to ask questions of the Company, was permitted to meet with the Company's officers and has received what such Purchaser believes to be complete and satisfactory answers to any such inquiries. Notwithstanding the foregoing, neither such inquiries nor any other due diligence investigation conducted by such Purchaser or its counsel or any of their representatives shall modify, amend or affect such Purchaser's right to rely on the Company's representations and warranties contained in Article III hereof. Such Purchaser understands that such Purchaser's investment in the Securities involves a high degree of risk, including, without limitation, the risks and uncertainties disclosed in the Select SEC Documents.

2.5 Governmental Review. Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

2.6 Transfer or Resale. Such Purchaser understands that (a) except as provided in the Registration Rights Agreement, the sale or resale of the Securities have not been and are not being registered under the Securities Act or any state securities laws, and the Securities may not be offered, sold, pledged or otherwise transferred unless subsequently registered thereunder or an exemption from such registration is available (which exemption the Company expressly agrees may be established as contemplated in clauses (b), (c) or (d) of Section
5.2 hereof); (b) any sale of such Securities made in reliance on Rule 144 under the Securities Act (or a successor rule) ("Rule 144") may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such Securities without registration under the Securities Act under circumstances in which the seller may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder in order for such resale to be allowed; (c) the Company is under no obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to this Agreement and the Registration Rights Agreement); (d) the Company has agreed to register the resale of the Conversion Shares and the Warrant Shares as provided in the Registration Rights Agreement; and (e) notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement, provided such pledge is consistent with applicable laws, rules and regulations and the provisions of the Transaction Documents.

2.7 Legends. Such Purchaser understands that, subject to Article V hereof and until such time as the Securities have been registered under the Securities Act as contemplated by the Registration Rights Agreement or otherwise may be sold by such Purchaser pursuant to Rule 144, the certificates for the Securities will bear a restrictive legend (the "Legend") in the following form:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS. THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF A UNSECURED CONVERTIBLE DEBENTURE AND WARRANT PURCHASE AGREEMENT, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY, AND MAY BE OBTAINED BY HOLDER WITHOUT CHARGE.

2.8  Authorization:  Enforcement.  This  Agreement  and  the  other  Transaction
Documents to which such Purchaser is a party have been duly and validly authorized, executed and delivered on behalf of such Purchaser and are valid and binding agreements of such Purchaser enforceable against such Purchaser in accordance with their respective terms.

2.9 Residency. Such Purchaser is a resident of the jurisdiction set forth under such Purchaser's name on the Execution Page hereto executed by such Purchaser.

2.10 Hedging Transactions. Such Purchaser does not have an existing short position with respect to the Common Stock.

     Each Purchaser's representations and warranties made in this Article II are made solely for the purpose of permitting the Company to make a determination that the offer and sale of the Securities pursuant to this Agreement comply with applicable United States federal and state securities laws and not for any other purpose. Accordingly, the Company many not rely on such representations and warranties for any other purpose. No Purchaser has made or hereby makes any other representations or warranties, express or implied, to the Company in connection with the transactions contemplated hereby.

ARTICLE III

                     COMPANY REPRESENTATIONS AND WARRANTIES

     The Company represents and warrants to each Purchaser, as of the date hereof and as of the Closing, as follows:

3.1 Organization and Qualification. The Company and each of its wholly-owned subsidiaries (collectively, the "Subsidiaries") is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction where the failure so to qualify or be in good standing would have a Material Adverse Effect. For purposes of this Agreement, "Material Adverse Effect" means any effect which, individually or in the aggregate with all other effects, reasonably would be expected to be materially adverse to (a) the Securities, (b) the ability of the Company to perform its obligations under this Agreement or the other Transaction Documents, or (c) the business, operations, properties, financial condition, operating results or prospects of the Company and its Subsidiaries, taken as a whole on a consolidated basis. None of the Company's Subsidiaries has any subsidiaries.

3.2 Authorization; Enforcement. (a) The Company has the requisite corporate power and authority (i) to enter into and perform its obligations under this Agreement and the other Transaction Documents, (ii) to issue, sell and perform its obligations with respect to the Securities in accordance with the terms hereof and thereof, (iii) to issue the Conversion Shares upon conversion of the Debentures in accordance with the terms thereof, and (iv) to issue the Warrant Shares upon exercise of the Warrants in accordance with the terms thereof; (b) the execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Units and the issuance and reservation for issuance of the Conversion Shares and the Warrant Shares) have been duly authorized by all necessary corporate action and, except as set forth on Schedule 3.2 hereto, no further consent or authorization of the Company, its board of directors (or any committee thereof), its stockholders or any other person, body or agency is required with respect to any of the transactions contemplated hereby or thereby;
(c) this Agreement and the other Transaction Documents have been duly executed and delivered by the Company; and (d) this Agreement and the other Transaction Documents (including, without limitation, the Securities) constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms.

3.3 Capitalization. The capitalization of the Company as of the date hereof, including the authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans, the number of shares issuable and reserved for issuance pursuant to securities (other than the Debentures and the Warrants) exercisable or exchangeable for, or convertible into, any shares of capital stock and the number of shares to be reserved for issuance upon conversion of the Debentures and exercise of the Warrants is set forth on Schedule 3.3 hereto. All of such outstanding shares of capital stock have been, or upon issuance will be, validly issued, fully paid and non-assessable. No shares of capital stock of the Company (including the Conversion Shares and the Warrant Shares) are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances. Except as disclosed in Schedule 3.3 hereto, (a) there are no outstanding options, warrants, scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries, nor are any such issuances, contracts, commitments, understandings or arrangements contemplated, (b) there are outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem or otherwise acquire any security of the Company or any of its Subsidiaries, and (c) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except the Registration Rights Agreement). Schedule 3.3 hereto sets forth all of the securities or instruments of the Company or any of its Subsidiaries that contain anti-dilution or similar provisions, and, except as and to the extent set forth thereon, the sale and issuance of the Securities will not trigger any anti-dilution adjustments to any such securities or instruments. The Company has furnished to each Purchaser true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof ("Certificate of Incorporation"), the Company's Bylaws as in effect on the date hereof (the "Bylaws") and all other instruments and agreements governing securities convertible into or exercisable or exchangeable for capital stock of the Company, all of which instruments and agreements are set forth on Schedule
3.3 hereto. The Company or one of its Subsidiaries has the unrestricted right to vote and, subject to limitations imposed by applicable law, to receive dividends and distributions on all securities of its Subsidiaries as owned by the Company or any such Subsidiary. The Existing Notes are held by those parties listed on
Schedule 3.3 hereto.

3.4 Issuance of Securities. The Units are duly authorized and, upon issuance in accordance with the terms of this Agreement, (a) will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances, (b) will not be subject to preemptive rights, rights of first refusal or other similar rights of stockholders of the Company or any other person that have not been duly and properly waived or complied with, and (c) will not impose personal liability on the holder thereof. Subject to the terms of the Side Letter Agreement, the Conversion Shares and the Warrant Shares are duly authorized and reserved for issuance, and, upon conversion of the Debentures or exercise of the Warrants in accordance with the terms thereof, (i) will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances, (ii) will not be subject to preemptive rights, rights of first refusal or other similar rights of stockholders of the Company or any other person, and (iii) will not impose personal liability on the holder thereof.

3.5 No Conflicts. The execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of transactions contemplated hereby and thereby (including, without limitation, the issuance of the Units and reservation for issuance of the Conversion Shares and the Warrant Shares) do not and will not (a) result in a violation of the Certificate of Incorporation or Bylaws, (b) conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (c) result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws, rules and regulations and rules and regulations of any self-regulatory organizations to which either the Company or its securities are subject) applicable to the Company or any of its Subsidiaries, or by which any property or asset of the Company or any of its Subsidiaries is bound or affected (except, with respect to clauses (b) and (c), for such possible conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its Subsidiaries is in violation of its Certificate of Incorporation, Bylaws or other organizational documents, and neither the Company nor any of its Subsidiaries is in default (and no event has occurred which has not been waived which, with notice or lapse of time or both, would put the Company or any of its Subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party (including, without limitation, the Contracts (as defined in Section 3.6 below)), except for possible violations, defaults or rights as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its Subsidiaries are not being conducted, and shall not be conducted so long as any Purchaser owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity, except for possible violations the sanctions for which either individually or in the aggregate would not have a Material Adverse Effect. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, provincial or foreign regulatory authorities that are material to the conduct of their businesses, and neither the Company nor any of its Subsidiaries has received any notice of proceeding relating to the revocation or modification of any such certificate, authorization or permit. Except (i) as may be required under the Securities Act in connection with the performance of the Company's obligations under the Registration Rights Agreement, (ii) for the filing of a Form D with the SEC, (iii) as may be required for compliance with the state securities or Blue Sky laws of applicable jurisdictions, or (iv) as otherwise set forth on Schedule 3.5 hereto, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement or the other Transaction Documents or to perform its obligations in accordance with the terms hereof or thereof.

3.6 SEC Documents. Since December 31, 1998, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, the "SEC Documents"). The Company has made available to each Purchaser true and complete copies of the SEC Documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents which is required to be updated or amended under applicable law has not been so updated or amended in subsequent filings made prior to the date hereof. As of their respective dates, the consolidated financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the rules and regulations of the SEC applicable with respect thereto. Such consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP"), consistently applied, and the rules and regulations of the SEC during the periods involved (except (i) as may be otherwise indicated in such consolidated financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they do not include footnotes or are condensed or summary statements) and present accurately and completely the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, immaterial year-end audit adjustments). Except as set forth in a manner clearly evident to a sophisticated institutional investor in the consolidated financial statements or the notes thereto of the Company included in the Select SEC Documents (as defined below), the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business consistent with past practice subsequent to the date of such financial statements and (ii) obligations under contracts and commitments incurred in the ordinary course of business consistent with past practice and not required under GAAP to be reflected in such financial statements, which liabilities and obligations referred to in clauses (i) and (ii) are not, individually or in the aggregate, material to the financial condition or operating results of the Company. To the extent required by the rules of the SEC applicable thereto, the Select SEC Documents contain a complete and accurate list of all material undischarged written or oral contracts, agreements, leases or other instruments to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or to which any of the properties or assets of the Company or any Subsidiary is subject (each a "Contract"). Except as set forth in the Select SEC Documents, none of the Company, its Subsidiaries or, to the best knowledge of the Company, any of the other parties thereto is in breach or violation of any Contract, which breach or violation would have a Material Adverse Effect. For purposes of this Agreement, "Select SEC Documents" means the Company's (i) Proxy Statement for its 2003 Annual Meeting, (ii) Annual Report on Form 10-K for the fiscal year ended December 31, 2002, (iii) Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2003, and (iv) Current Reports on Form 8-K filed since December 31, 2002.

3.7 Absence of Certain Changes. Except as set forth in the Select SEC Documents, since December 31, 2002, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of the Company and its Subsidiaries, taken as a whole. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy or receivership law, nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings with respect to the Company or any of its Subsidiaries.

3.8 Absence of Litigation. Except as disclosed in the Select SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, or self-regulatory organization or body (including, without limitation, the SEC) pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company, any of its Subsidiaries, or any of their respective directors or officers in their capacities as such, which could reasonably be expected to result in an unfavorable decision, ruling or finding which would have a Material Adverse Effect. There are no facts known to the Company (other than as disclosed in the Select SEC Documents) which, if known by a potential claimant or governmental authority, could reasonably be expected to give rise to a claim or proceeding which, if asserted or conducted with results unfavorable to the Company or any of its Subsidiaries, could reasonably be expected to have a Material Adverse Effect.

3.9 Disclosure. All information relating to or concerning the Company and its Subsidiaries set forth in this Agreement or provided to the Purchasers pursuant to this Agreement or otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, misleading. Except for the execution and performance of this Agreement, no event or circumstance has occurred or exists with respect to the Company or its Subsidiaries or their respective businesses, properties, prospects, operations or financial conditions, which has not been publicly disclosed but, under applicable law, rule or regulation, would be required to be disclosed by the Company in a registration statement filed on the date hereof by the Company under the Securities Act with respect to a primary issuance of the Company's securities.

3.10 Acknowledgment Regarding Each Purchaser's Purchase of the Securities. The Company acknowledges and agrees that each Purchaser is acting solely in the capacity of arm's length purchaser with respect to this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby, and that no Purchaser is (a) an officer or director of the Company, (b) an "affiliate" of the Company (as defined in Rule 144), or (c) a "beneficial owner" of more than 5% of the Common Stock (as defined for purposes of Rule 13d-3 of the Exchange Act). The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the other Transaction Documents or the transactions contemplated hereby or thereby, and that any statement made by any Purchaser or any of its representatives or agents in connection with this Agreement or the other Transaction Documents and the transactions contemplated hereby and thereby is not advice or a recommendation, is merely incidental to such Purchaser's purchase of the Securities and has not been relied upon as such in any way by the Company, its officers or directors (except for the representations and warranties of such Purchaser in Article II hereof, which may be relied upon by the Company to the extent provided therein). The Company further represents to each Purchaser that the Company's decision to enter into this Agreement and the other Transaction Documents and to consummate the transactions contemplated hereby and thereby have been based solely on an independent evaluation by the Company and its representatives.

3.11 No General Solicitation. Neither the Company nor any distributor participating on the Company's behalf in the transactions contemplated hereby (if any) nor any person acting for the Company or any such distributor has conducted any "general solicitation" (as defined in Regulation D) with respect to any of the Securities being offered hereby.

3.12 No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration of the Securities being offered hereby under the Securities Act or cause this offering of the Securities to be integrated with any prior offering of securities of the Company for purposes of the Securities Act, which result of integration would require registration of the Securities under the Securities Act. The transactions contemplated hereby are exempt from the registration requirements of the Securities Act, assuming the accuracy of the representations and warranties of each Purchaser set forth in Article II hereof.

3.13 No Brokers. The Company has taken no action which would give rise to any claim by any person against any Purchaser for brokerage commissions, finder's fees or similar payments relating to this Agreement or the transactions contemplated hereby, nor will any employee or director of the Company or any Purchaser receive any such commissions, finder's fees or similar payments.

3.14 Intellectual Property. Each of the Company and its Subsidiaries owns or is duly licensed (and, in such event, has the unfettered right to grant sublicenses) to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, permits, inventions, discoveries, processes, scientific, technical, engineering and marketing data, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intangibles") necessary for the conduct of its business as now being conducted and as presently contemplated to be conducted in the future as described in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002. Neither the Company nor any Subsidiary of the Company infringes on or is in conflict with any right of any other person with respect to any Intangibles, nor is there any claim of infringement made by a third party against or involving the Company or any of its Subsidiaries, which infringement, conflict or claim, individually or in the aggregate, could reasonably be expected to result in an unfavorable decision, ruling or finding which would have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has entered into any consent agreement, indemnification agreement, forbearance to sue or settlement agreement with respect to the validity of the Company's or its Subsidiaries' ownership of or right to use its Intangibles and there is no reasonable basis for any such claim to be successful. The Intangibles are valid and enforceable and no registration relating thereto has lapsed, expired or been abandoned or canceled or is the subject of cancellation or other adversarial proceedings, and all applications therefor are pending and in good standing. The Company and its Subsidiaries have complied, in all material respects, with their respective contractual obligations relating to the protection of the Intangibles used pursuant to licenses. No person is infringing on or violating the Intangibles owned or used by the Company or its Subsidiaries.

3.15 Key Employees. No Key Employee (as defined below) is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each Key Employee does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. No Key Employee has, to the best knowledge of the Company and its Subsidiaries, any intention to terminate or limit his employment with, or services to, the Company or any of its Subsidiaries, nor is any such Key Employee subject to any constraints which would cause such Key Employee to be unable to devote his full time and attention to such employment or services. For purposes of this Agreement, "Key Employee" means each of Gary S. Kledzik, Chairman of the Board and Chief Executive Officer, David E. Mai, President, and John M. Philpott, Chief Financial Officer and Treasurer.

3.16 Transactions With Affiliates. Except as set forth in the Select SEC Documents or on Schedule 3.16 hereto, none of the officers, directors, or employees of the Company or any of its Subsidiaries is presently a party to any material transaction with the Company or any of its Subsidiaries (other than for ordinary course services solely in their capacity as officers, directors or employees), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or any corporation, partnership, trust or other entity in which any such officer, director, or employee has an ownership interest of five percent or more or is an officer, director, trustee or partner.

3.17 Title. Except for liens on certain of the Company's properties and assets granted in favor of Pharmacia AB (f/k/a Pharmacia Treasury Services AB, f/k/a Pharmacia & Upjohn Treasury Services AB, "Pharmacia") pursuant to that certain Amended and Restated Credit Agreement dated as of May 24, 2001 between the Company and Pharmacia, as amended (the "Pharmacia Credit Agreement"), and that certain Security Agreement dated as of February 18, 1999 between the Company and Pharmacia, as amended (the "Pharmacia Security Agreement" and, together with the Pharmacia Credit Agreement (including the credit agreement predecessor thereto, which was amended and restated in its entirety thereby) and the outstanding promissory notes issued in connection therewith, the "Pharmacia Agreements"), which liens shall be released in their entirety upon consummation of the transactions contemplated by the Pharmacia Repayment Agreement (as defined in Section 4.9 below), the Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and merchantable title to all personal property owned by them that is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its Subsidiaries. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

3.18 Tax Status. Except as set forth in the Select SEC Documents, the Company and each of its Subsidiaries has made or filed all foreign, U.S. federal, state, provincial and local income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations (except those being contested in good faith), and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to any statute of limitations relating to the assessment or collection of any foreign, federal, state, provincial or local tax. None of the Company's tax returns is presently the subject of any material audit proceedings by any taxing authority.

3.19 Employee Relations. Neither the Company nor any of its Subsidiaries is involved in any material union labor dispute nor, to the knowledge of the Company or any of its Subsidiaries, is any such dispute threatened. The Company and its Subsidiaries believe that their relations with their employees are good. No executive officer (as defined in Rule 501(f) of the Securities Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer's employment with the Company. The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, result in a Material Adverse Effect.

3.20 Insurance. The Company and each of its Subsidiaries has in force fire, casualty, product liability and other insurance policies, with extended coverage, sufficient in amount to allow it to replace any of its material properties or assets which might be damaged or destroyed or sufficient to cover liabilities to which the Company may reasonably become subject, and such types and amounts of other insurance with respect to its business and properties, on both a per occurrence and an aggregate basis, as are customarily carried by persons engaged in the same or similar business as the Company. No default or event has occurred that could give rise to a default under any such policy.

3.21 Environmental Matters. There is no environmental litigation or other environmental proceeding pending or, to the Company's knowledge, threatened by any governmental regulatory authority or others with respect to the current or any former business of the Company or any of its Subsidiaries or any partnership or joint venture currently or at any time affiliated with the Company or any of its Subsidiaries. No state of facts exists as to environmental matters or Hazardous Substances (as defined below) that involves the reasonable likelihood of a material capital expenditure by the Company or any of its Subsidiaries or that may otherwise have a Material Adverse Effect. No Hazardous Substances have been treated, stored or disposed of, or otherwise deposited, in or on the properties owned or leased by the Company or any of its Subsidiaries or by any partnership or joint venture currently or at any time affiliated with the Company or any of its Subsidiaries in violation of any applicable environmental laws. The environmental compliance programs of the Company and each of its Subsidiaries comply in all respects with all environmental laws, whether foreign, federal, state, provincial or local, currently in effect. For purposes of this Agreement, "Hazardous Substances" means any substance, waste, contaminant, pollutant or material that has been determined by any governmental authority to be capable of posing a risk of injury to health, safety, property or the environment.

3.22 Anti-Takeover Provisions. Prior to the Closing, the Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under the shareholders rights plan that the Company presently has in effect) or other similar anti-takeover provision under its Certificate of Incorporation or the laws of the state of its incorporation which is or could become applicable to any Purchaser as a result of the transactions contemplated by this Agreement, including without limitation, the Company's issuance of the Securities or any other securities pursuant to the terms of this Agreement and any and all Purchaser's ownership of the Securities or any such other securities.

3.23 Acknowledgment Regarding Securities. The number of Conversion Shares issuable upon conversion of the Debentures and the number of Warrant Shares issuable upon exercise of the Warrants may increase in certain circumstances. The Company's directors and executive officers have studied and fully understand the nature of the Securities being sold hereunder. The Company acknowledges that its obligation to issue Conversion Shares upon conversion of the Debentures in accordance with the terms thereof and the Warrant Shares upon the exercise of the Warrants in accordance with the terms thereof is absolute and unconditional, regardless of the dilution that such issuance may have on the ownership interests of other stockholders and the availability of remedies provided for in any of the Transaction Documents relating to a failure or refusal to issue Conversion Shares or Warrant Shares. Taking the foregoing into account, the Company's board of directors has determined in its good faith business judgment that the issuance of the Units hereunder and the consummation of the other transactions contemplated hereby are in the best interests of the Company and its stockholders.

ARTICLE IV

                                    COVENANTS

4.1 Best Efforts. The parties shall use their respective best efforts to timely satisfy each of the conditions described in Articles VI and VII of this Agreement.

4.2 Securities Laws. The Company shall file a Form D with respect to the Securities with the SEC as required under Regulation D within fifteen (15) days after the Closing Date and provide a copy thereof to each Purchaser promptly after such filing. The Company shall, on or prior to the Closing Date, take such action as is necessary to qualify the Securities for sale to each Purchaser under applicable securities laws of the states of the United States or to obtain an exemption therefrom, and shall provide evidence of any such action so taken to each Purchaser on or prior to the Closing Date. Within two (2) business days after the Closing Date, the Company shall file with the SEC a Form 8-K disclosing this Agreement and the transactions contemplated hereby (the "8-K Filing"). From and after the 8-K Filing, the Company hereby acknowledges that no Purchaser shall be in possession of any material nonpublic information received from the Company, any of its Subsidiaries or any of its respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents not to, provide any Purchaser with any material nonpublic information regarding the Company or any of its Subsidiaries from and after the 8-K Filing without the express written consent of such Purchaser. In the event of a breach of the foregoing covenant by the Company, any of its Subsidiaries or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the other Transaction Documents, a Purchaser shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material nonpublic information without the prior approval by the Company, its Subsidiaries or any of its or their respective officers, directors, employees or agents; provided that such Purchaser shall first notify the Company of its intention to do so. No Purchaser shall have any liability to the Company, its Subsidiaries or any of its or their respective officers, directors, employees, shareholders or agents for any such disclosure. Subject to the foregoing, neither the Company nor any Purchaser shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Purchaser, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause
(i) each Purchaser shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release).

4.3 Reporting Status. So long as any Purchaser beneficially owns any of the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

4.4 Participation Right. Subject to the terms and conditions of this Section 4.4, until the first anniversary of the date hereof, the Purchasers shall have a right to participate in any financing transaction (whether debt or equity or both) other than an Excluded Transaction (as hereinafter defined), on the same terms and conditions as offered by the Company to the other participants in such transaction. Each time the Company proposes to engage in any financing
transaction,   the  Company  shall  deliver  a  notice  (the  "Notice")  to  the
Purchasers, at least ten (10) business days prior to the date on which it proposes to consummate such financing transaction, stating (a) its bona fide intention to engage in such financing transaction, (b) a description of the financing transaction, including the type of security to be issued in connection therewith, (c) the price and additional terms, if any, upon which it proposes to consummate the financing transaction, and (d) the anticipated closing date of the financing transaction. Each Purchaser shall have the right, exercisable by delivering written notice to such effect to the Company within five (5) business days after its receipt of the Notice, to participate, at the price and on the terms specified in the Notice, in such financing transaction up to such Purchaser's Participation Amount (as hereafter defined). For purposes of this Agreement, "Participation Amount" means, with respect to each Purchaser, that percentage of the aggregate gross proceeds proposed to be raised by the Company in the financing transaction as is equal to the percentage of the total Debentures purchased by the Purchaser hereunder. If one or more Purchasers does not elect to participate to the full extent of such Purchaser's Participation Amount in the financing transaction, the Company may, during the seventy-five
(75)-day period following the expiration of the five (5)-business day period referred to above, offer the remaining unsubscribed portion of the financing transaction to any person at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Notice. If the Company does not consummate the balance of such financing transaction within such period, the right provided hereunder shall be deemed to be revived and such financing transaction shall not be consummated unless first reoffered to the Purchasers in accordance herewith. For purposes of this Agreement, "Excluded Transaction" means (i) the issuance of shares of Common Stock upon the exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof and disclosed on Schedule 3.3 hereto in accordance with the terms of such options, warrants or other securities as in effect on the date hereof, (ii) the grant of options to purchase Common Stock, with exercise prices not less than the market price of the Common Stock on the date of grant, which are issued to employees, directors or consultants pursuant to an equity compensation plan approved by the Company's board of directors, and the issuance of shares of Common Stock upon the exercise thereof, (iii) the issuance of the Conversion Shares and the Warrant Shares, (iv) the issuance of shares of Common Stock to the Holders as payment of interest on the Debentures, in accordance with the terms of the Debentures, (v) the issuance of shares of Common Stock pursuant to stock splits, combinations, subdivisions, dividends or other distributions on the outstanding shares of Common Stock, (vi) the issuance of securities in connection with strategic business partnerships, and (vii) the issuance of securities pursuant to any credit line or equipment financing from a bank or similar financial or lending institution approved by the Board of Directors, which, in the case of any transaction described in clause (ii), (vi) or (vii), is not, in the good faith judgment of the Company's Board of Directors, for the primary purpose of raising additional capital.

4.5 Reservation of Shares. The Company currently has authorized and reserved for the purpose of issuance sufficient shares of Common Stock to provide for the full conversion of the Debentures and issuance of the Conversion Shares in connection therewith, the full exercise of the Warrants and the issuance of the Warrant Shares in connection therewith and as may otherwise be required under the terms of the Debentures (including, without limitation, in order to make interest payments thereunder in shares of Common Stock) or the Warrants (collectively, the "Issuance Obligations"); provided, however, that, as provided in the Side Letter Agreement, the Conversion Shares and Warrant Shares issuable upon conversion or exercise of the Debentures and Warrants that are subject to the Side Letter Agreement (such Debentures and Warrants, the "Restricted Securities") shall not be included among the Issuance Obligations unless and until the restrictions on conversion and exercise of such Restricted Securities have lapsed pursuant to the terms of the Side Letter Agreement. In the event such number of shares becomes insufficient to satisfy the Issuance Obligations (including, without limitation, as a result of the lapse of the restrictions on conversion and exercise of the Restricted Securities), the Company shall take all necessary action to authorize and reserve such additional shares of Common Stock necessary to satisfy the Issuance Obligations.

4.6 Information. The Company shall send (via electronic transmission or otherwise), to each Purchaser until such Purchaser transfers, assigns or sells all of its Securities in transactions in which the transferee is (unless such transferee is an affiliate of the Company) not subject to securities law resale restrictions, within one (1) business day after release, copies of all press releases issued by the Company or any of its Subsidiaries. The Company further agrees to promptly provide to any Purchaser any information with respect to the Company, its properties, or its business or any Purchaser's investment as such Purchaser may reasonably request; provided, however, that the Company shall not be required to give any Purchaser any material nonpublic information. If any information requested by a Purchaser from the Company contains material nonpublic information, the Company shall inform such Purchaser in writing that the information requested contains material nonpublic information and shall in no event provide such information to such Purchaser without the express written consent of such Purchaser after being so informed.

4.7 Prospectus Delivery Requirement. Each Purchaser understands that the Securities Act may require delivery of a prospectus relating to the Common Stock in connection with any sale thereof by such Purchaser pursuant to a registration statement under the Securities Act covering the resale by the Purchasers of the Warrant Shares or Conversion Shares being sold, and such Purchaser shall comply with the applicable prospectus delivery requirements of the Securities Act in connection with any such sale.

4.8 Corporate Existence. So long as any Purchaser beneficially owns any Securities, the Company shall maintain its corporate existence, and in the event of a merger, consolidation or sale of all or substantially all of the Company's assets, the Company shall ensure that the surviving or successor entity in such transaction (a) assumes the Company's obligations hereunder and under the other Transaction Documents and (b) is a publicly traded corporation.

4.9 Use of Proceeds. The Company shall use the proceeds from the sale and issuance of the Units as follows: (a) contemporaneously with the consummation of the transactions contemplated hereby, ONE MILLION DOLLARS ($1,000,000) shall be used, together with the other non-cash consideration to be received by Pharmacia, to repay in full the outstanding indebtedness of the Company owing to Pharmacia pursuant to the Pharmacia Credit Agreement, in accordance with the repayment agreement attached hereto as Exhibit F (the "Pharmacia Repayment Agreement"); (b) TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000) plus accrued interest shall be used to repay in full the outstanding indebtedness of the Company described on Schedule 3.16 hereto; (c) the balance of the proceeds shall be used to fund the completion of the preparation and filing with the U.S. Food and Drug Administration of the Company's New Drug Application for its AMD Clinical Trials with respect to PhotoPoint SnET2; and (d) to the extent any proceeds remain after the foregoing uses, for general corporate purposes and working capital. In no event shall any proceeds be used to: (i) pay dividends;
(ii) pay for any increase in executive compensation or make any loan or other advance to any officer, employee, shareholder, director or other affiliate of the Company, without the express approval of the board of directors acting in accordance with past practice; (iii) purchase debt or equity securities of any entity (including redeeming the Company's own securities), except for (A) the repayment of indebtedness specifically contemplated by the first sentence of this Section 4.9, (B) evidences of indebtedness issued or fully guaranteed by the United States of America and having a maturity of not more than one year from the date of acquisition, (C) certificates of deposit, notes, acceptances and repurchase agreements having a maturity of not more than one year from the date of acquisition issued by a bank organized in the United States having capital, surplus and undivided profits of at least $500,000,000, (D) the highest-rated commercial paper having a maturity of not more than one year from the date of acquisition, and (E) "Money Market" fund shares, or money market accounts fully insured by the Federal Deposit Insurance Corporation and sponsored by banks and other financial institutions, provided that the investments consist principally of the types of investments described in clauses
(B), (C), or (D) above; or (iv) make any investment not directly related to the current business of the Company.

4.10 Additional Securities and Indebtedness. Without the prior written approval of the holders of a majority in outstanding principal amount of the Debentures (which approval may be given or withheld by the holders in their sole and absolute discretion), the Company shall not, in any manner, authorize, create, issue or sell any securities (whether debt or equity) or incur any indebtedness (including by way of amendment of the rights of existing securities or indebtedness), which securities or indebtedness rank as to interest or dividend rate, repayment terms, effective conversion price or any other terms or provisions that are equal or senior to the terms and provisions of the Debentures, nor shall the Company grant any security interest to any creditor securing its obligations in respect of any indebtedness, whether now existing or hereafter arising; provided, however, that the foregoing shall not prohibit the Company from issuing any such security in connection with a merger, consolidation or other similar business combination.

4.11 Listing. The Company shall promptly secure the listing of the Conversion Shares and the Warrant Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock become listed or quoted (subject to official notice of issuance upon conversion of the Debentures or exercise of the Warrants) and shall maintain, so long as any other shares of Common Stock shall be so listed or quoted, such listing of all Conversion Shares and Warrant Shares from time to time issuable upon the conversion of the Debentures or the exercise of the Warrants; provided, however, that the Company shall not be required to secure the listing of the Conversion Shares and the Warrant Shares issuable upon conversion or exercise of the Restricted Securities unless and until such time as the restrictions on conversion and exercise of such Restricted Securities have lapsed pursuant to the terms of the Side Letter Agreement. The Company shall comply in all material respects with the reporting, filing and other obligations under the bylaws or rules of any such national securities exchange or automated quotation system on which its shares of Common Stock are listed or quoted. The Company shall promptly provide to each holder of Debentures and/or Warrants copies of any notices it receives regarding the continued eligibility of the Common Stock for trading on any national securities exchange or automated quotation system on which securities of the same class or series issued by the Company are then listed or quoted, if any.

4.12 No Integrated Offerings. The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the Securities Act or cause this offering of the Securities to be integrated with any other offering of securities by the Company for purposes of any stockholder approval provision applicable to the Company or its securities.

4.13 Legal Compliance. The Company shall conduct its business and the business of its subsidiaries in compliance with all laws, ordinances or regulations of governmental entities applicable to such businesses, except where the failure to do so would not have a Material Adverse Effect.

4.14 Redemptions; Dividends and Prepayment of Indebtedness. So long as any Purchaser holds any Debentures, the Company shall not, without first obtaining the written approval of the holders of a majority of the aggregate principal amount of the Debentures then outstanding (which approval may be given or withheld by the holders in their sole and absolute discretion), repurchase, redeem or declare or pay any cash dividend or distribution on any shares of capital stock of the Company or (except as and to the extent contemplated herein) prepay any indebtedness of the Company (other than the Debentures).

4.15 Pledge of Securities. The Company acknowledges and agrees that the Securities may be pledged by any Purchaser in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Purchaser effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document. The Company shall execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by a Purchaser.

4.16  Information.   So  long  as  any  Purchaser  shall  beneficially  own  any
Securities, the Company shall furnish to such Purchaser:

(a) concurrently with the filing with the SEC of its Annual Reports on Form 10-K, a certificate of the President, a Vice President or a senior financial officer of the Company stating that, based upon such examination or investigation and review of this Agreement as in the opinion of the signer is necessary to enable the signer to express an informed opinion with respect thereto, neither the Company nor any of its Subsidiaries is or has during such period been in default in the performance or observance of any of the terms, covenants or conditions hereof, or, if the Company or any of its Subsidiaries shall be or shall have been in default, specifying all such defaults, and the nature and period of existence thereof, and what action the Company or such Subsidiary has taken, is taking or proposes to take with respect thereto; and

(b) the information the Company must deliver to any holder or to any prospective transferee of Securities in order to permit the sale or other transfer of such Securities pursuant to Rule 144A of the SEC or any similar rule then in effect.

The Company shall keep at its principal executive office a true copy of this Agreement (as at the time in effect), and cause the same to be available for inspection at such office during normal business hours by any holder of Securities or any prospective transferee of Securities designated by a holder thereof.

4.17 Confidential Agreement. Except for any disclosure required by applicable law or rules of the SEC, the Company and each Purchaser shall, and shall direct its respective representatives to, hold in confidence all information concerning this Agreement and the transactions contemplated hereby until the earlier of such time as (a) the Company has made a public announcement concerning the Agreement and the transactions contemplated hereby or (b) this Agreement is terminated.

4.18 Expenses. The Company shall pay to SDS Capital Partners ("SDS Capital") at Closing reimbursement for the out-of-pocket expenses reasonably incurred by SDS Capital, its affiliates, and its or their advisors in connection with the negotiation, preparation, execution and delivery of this Agreement and the other Transaction Documents, including, without limitation, such advisors' reasonable due diligence and attorneys' fees and expenses (the "Expenses"), up to an aggregate amount not to exceed $30,000 without the Company's prior consent. At the Closing, any Expenses to be reimbursed pursuant to this Section 4.18 shall be paid by delivery by the Company of a Company check of immediately available funds or wire transfer to SDS Capital. In addition, from time to time thereafter, upon SDS Capital's written request and to the extent that the Company has not already reimbursed SDS Capital for Expenses aggregating $30,000 pursuant to this Section 4.18, the Company shall pay to SDS Capital such additional Expenses, if any, not covered by such payment, in each case to the extent reasonably incurred by SDS Capital's agents in connection with the transactions contemplated by this Agreement and the other Transaction Documents.

4.19 Annual Stockholder Meeting. At the next annual meeting of the stockholders of the Company, the Company shall solicit the vote of the stockholders for the approval of an amendment to the Company's Certificate of Incorporation (the "Stockholder Approval") to (i) increase in the number of authorized shares of the Company's Common Stock to 65,000,000 shares, and (ii) provide for the holders of the Debentures to have the right, pursuant to Section 221 of the Delaware General Corporation Law, to vote on all matters submitted to a vote or written consent of the holders of the Company's Common Stock, with such Debenture holders voting in all cases on an as-converted basis (taking into account, for such purpose, any limitations on the ability of the holders of the Debentures to convert such Debentures into shares of Common Stock) and as a single class with the holders of Common Stock. The Company shall recommend to its stockholders approval of such matters. The Company shall use its best efforts to solicit from its stockholders proxies in favor of such matters sufficient to obtain the Stockholder Approval, and shall vote such proxies, and shall use its best efforts to cause all "affiliates" (as such term is defined in Rule 12b-2 promulgated under the Exchange Act) of the Company to vote any shares of Common Stock beneficially owned by such persons or entities, in favor of such matters. Unless and until such time as the Company obtains the Stockholder Approval, the Company shall not sell or issue any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock (including, without limitation, options to purchase Common Stock which are issued to employees, directors or consultants pursuant to the Company's equity compensation plans), if such issuance would cause the Company not to have a sufficient number of shares of Common Stock reserved solely and expressly for the purpose of satisfying the Issuance Obligations.

ARTICLE V

                            SECURITY TRANSFER MATTERS

5.1 Conversion and Exercise of Debentures and Warrants. Upon conversion of the Debentures or exercise of the Warrants by any person, (a) if the DTC Transfer Conditions (as defined below) are satisfied, the Company shall cause its transfer agent to electronically transmit all Conversion Shares and Warrant Shares by crediting the account of such person or its nominee with the Depository Trust Company ("DTC") through its Deposit Withdrawal Agent Commission system; or (b) if the DTC Transfer Conditions are not satisfied, the Company shall issue and deliver, or instruct its transfer agent to issue and deliver, certificates (subject to the Legend and other applicable provisions hereof and the Debentures and Warrants), registered in the name of such person its nominee, physical certificates representing the Conversion Shares and Warrant Shares, as applicable. Even if the DTC Transfer Conditions are satisfied, any person effecting a conversion of Debentures or exercising Warrants may instruct the Company to deliver to such person or its nominee physical certificates representing the Conversion Shares and Warrant Shares, as applicable, in lieu of delivering such shares by way of DTC Transfer. For purposes of this Agreement, "DTC Transfer Conditions" means that (i) the Company's transfer agent is participating in the DTC Fast Automated Securities Transfer program and (ii) the certificates for the Conversion Shares or Warrant Shares required to be delivered do not bear the Legend and the person effecting such conversion or exercise is not then required to return such certificate for the placement of the Legend thereon.

5.2 Removal of Legend. The Legend shall be removed and the Company shall issue a certificate without such Legend to the holder of any Security upon which it is stamped, or a certificate for a Security shall be originally issued without the Legend, if, (a) the sale of such Security is registered under the Securities Act, (b) the holder of such Security provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions (the reasonable cost of which shall be borne by the Company if, after one (1) year, neither an effective registration statement under the Securities Act or Rule 144 is available in connection with such sale) to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act pursuant to an exemption from such registration requirements, (c) such Security can be sold pursuant to Rule 144 and the holder provides the Company with reasonable assurances that the Security can be so sold without restriction, or (d) such Security can be sold pursuant to Rule 144(k). Each Purchaser agrees to sell all Securities, including those represented by a certificate(s) from which the Legend has been removed, or which were originally issued without the Legend, pursuant to an effective registration statement, in accordance with the manner of distribution described in such registration statement, and to deliver a prospectus in connection with such sale, or in compliance with an exemption from the registration requirements of the Securities Act. In the event the Legend is removed from any Security or any Security is issued without the Legend and the Security is to be disposed of other than pursuant to an effective registration statement or pursuant to an exemption from the registration requirements of the Securities Act, then prior to, and as a condition to, such disposition such Security shall be relegended as provided herein in connection with any disposition if the subsequent transfer thereof would be restricted under the Securities Act. Also, in the event the Legend is removed from any Security or any Security is issued without the Legend and thereafter the effectiveness of a registration statement covering the resale of such Security is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to Purchaser holding such Security, the Company may require that the Legend be placed on any such Security that cannot then be sold pursuant to an effective registration statement or Rule 144 or with respect to which the opinion referred to in clause (b) next above has not been rendered, which Legend shall be removed when such Security may be sold pursuant to an effective registration statement or Rule 144 or such holder provides the opinion with respect thereto described in clause (b) next above.

5.3 Transfer Agent Instructions. The Company shall instruct its transfer agent to issue certificates, registered in the name of each Purchaser, or its nominee, for the Securities in such amounts determined in accordance with the terms of the Securities. Such certificates shall bear the Legend only to the extent provided by Section 5.2 above. The Company covenants that no instruction other than such instructions referred to in this Article V, and stop transfer instructions to give effect to Section 2.6 hereof in the case of the transfer of the Conversion Shares of Warrant Shares prior to registration thereof under the Securities Act or without an exemption therefrom, shall be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company. Nothing in this Section shall affect in any way such Purchaser's obligations and agreement set forth in
Section 5.2 hereof to resell the Securities pursuant to an effective registration statement and to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of applicable securities laws.

5.4 Transfers of Securities. If (a) a Purchaser provides the Company with an opinion of counsel, which opinion of counsel shall be in form, substance and scope customary for opinions of counsel in comparable transactions (the reasonable cost of which shall be borne by the Company if, after one (1) year, neither an effective registration statement under the Securities Act or Rule 144 is available in connection with such sale), to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from registration, or (b) a Purchaser provides the Company with reasonable assurances that such Securities may be sold under Rule 144, the Company shall permit the transfer, and, in the case of the Conversion Shares and Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denomination as specified by such Purchaser.

5.5 Breach by Company. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Purchaser by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Article V will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Article V, that each Purchaser shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

ARTICLE VI

                 CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL

     The obligation of the Company hereunder to issue and sell the Units to each Purchaser at the Closing is subject to the satisfaction, as of the Closing Date, of each of the following conditions as to such Purchaser, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

6.1 Execution of Transaction Documents. Each Purchaser shall have executed such Purchaser's Execution Page to this Agreement and each other Transaction Document to which such Purchaser is a party and delivered the same to the Company.

6.2 Payment of Purchase Price. Each Purchaser shall have delivered the full amount of such Purchaser's Purchase Price to the Company by wire transfer to the account designated by the Company.

6.3 Representations and Warranties True; Covenants Performed. The representations and warranties of each Purchaser shall be true and correct as of the date hereof and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date), and such Purchaser shall have performed, satisfied and complied with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Closing Date.

6.4 No Legal Prohibition. No statute, rule, regulation, executive order, decree, ruling, injunction, action or proceeding shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated by this Agreement.

ARTICLE VII

              CONDITIONS TO EACH PURCHASER'S OBLIGATION TO PURCHASE

     The obligation of each Purchaser hereunder to purchase the Units for which it is subscribing from the Company hereunder at the Closing is subject to the satisfaction, as of the Closing Date, of each of the following conditions, provided that these conditions are for each Purchaser's individual and sole benefit and may be waived by any Purchaser as to such Purchaser at any time in such Purchaser's sole discretion:

7.1 Execution of Transaction Documents. The Company shall have executed such Purchaser's Execution Page to this Agreement and each other Transaction Document to which the Company is a party and delivered executed originals of the same to such Purchaser.

7.2 Delivery of Securities. The Company shall have delivered to such Purchaser duly executed Debentures and Warrants for the number of Units being purchased by such Purchaser (each in such denominations as such Purchaser shall request), registered in such Purchaser's name.

7.3 Representations and Warranties True; Covenants Performed. The representations and warranties of the Company shall be true and correct as of the date hereof and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date), and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Purchaser shall have received a certificate, executed by the Chief Executive Officer of the Company after reasonable investigation, dated as of the Closing Date to the foregoing effect and as to such other matters as may reasonably be requested by such Purchaser.

7.4 No Legal Prohibition. No statute, rule, regulation, executive order, decree, ruling, injunction, action or proceeding shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated by this Agreement.

7.5 Repayment of Indebtedness. Such Purchaser shall have received executed copies of the Pharmacia Repayment Agreement and confirmation from the Company and Pharmacia that the transactions contemplated thereby, including, without limitation, the repayment in full of all indebtedness of the Company owing to Pharmacia, shall be consummated and effective simultaneously with the Closing in accordance with the terms of that agreement.

7.6 Legal Opinion. Such Purchaser shall have received the legal opinion from the Company's counsel, dated as of the Closing Date, in the form attached hereto as Exhibit G.

7.7 Subordination Agreements. Such Purchaser shall have received a Subordination Agreement in favor of such Purchaser, together with a copy of the Side Letter Agreement, executed by each holder of Existing Notes.

7.8 Corporate Approvals. Such Purchaser shall have received a copy of resolutions, duly adopted by the board of directors of the Company, which shall be in full force and effect at the time of the Closing, authorizing the execution, delivery and performance by the Company of this Agreement and the other Transaction Documents and the consummation by the Company of the transactions contemplated hereby and thereby, certified as such by the Secretary or Assistant Secretary of the Company, and such other documents they reasonably request in connection with the Closing.

ARTICLE VIII

                          GOVERNING LAW; MISCELLANEOUS

8.1 Governing Law: Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware. The parties hereto irrevocably consent to the jurisdiction of the United States federal courts and state courts located in the County of New Castle in the State of Delaware in any suit or proceeding based on or arising under this Agreement or the transactions contemplated hereby and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company and each Purchaser irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding in such forum. The Company and each Purchaser further agrees that service of process upon the Company or such Purchaser, as applicable, mailed by the first class mail in accordance with
Section 8.6 shall be deemed in every respect effective service of process upon the Company or such Purchasers in any suit or proceeding arising hereunder. Nothing herein shall affect each Purchaser's right to serve process in any other manner permitted by law. The parties hereto agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner. The parties hereto irrevocably waive any right to a trial by jury under applicable law.

8.2 Counterparts. This Agreement may be executed in two or more counterparts, including, without limitation, by facsimile transmission, all of which counterparts shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause the original manually executed signature pages to be physically delivered to the other parties as soon as practicable, but in any event within five (5) days thereafter, provided that the failure to so deliver any original manually executed signature page shall not affect the validity or enforceability of this Agreement.

8.3 Construction. Whenever the context requires, the gender of any word used in this Agreement includes the masculine, feminine or neuter, and the number of any word includes the singular or plural. Unless the context otherwise requires, all references to articles and sections refer to articles and sections of this Agreement, and all references to schedules are to schedules attached hereto, each of which is made a part hereof for all purposes. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

8.4 Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

8.5 Entire Agreement: Amendments. This Agreement and the other Transaction Documents (including any schedules and exhibits hereto and thereto) contain the entire understanding of the parties with respect to the maters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and each Purchaser.

8.6 Notice. Any notice herein required or permitted to be given shall be in writing and may be personally served, sent by certified or registered mail (postage prepaid and return receipt requested) or delivered by nationally-recognized overnight courier or by facsimile transmission with confirmation of receipt, and shall be deemed delivered five days after being placed in the mail, if mailed, or at the time and date of receipt or refusal of receipt, if delivered personally or by overnight courier or facsimile transmission. The initial addresses for such communications shall be as follows, and each party shall provide notice to the other parties of any change is such party's address:

(a) if to the Company:

                           Miravant Medical Technologies
                           336 Bollay Drive
                           Santa Barbara, CA 93117
                           Attention: Gary S. Kledzik
                           Facsimile: (805) 685-7981

                           with a copy simultaneously transmitted by like means (which transmittal shall not constitute notice hereunder) to:

                           Sheppard Mullin Richter & Hampton, LLP
                           800 Anacapa Street
                           Santa Barbara, CA 93101
                           Attention:  Joseph E. Nida, Esq.
                           Facsimile: (805) 568-1955

(b) if to any Purchaser, to the address set forth under such Purchaser's name on the Execution Page hereto executed by such Purchaser.

8.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder. Any Purchaser may assign or transfer the Securities pursuant to the terms of this Agreement and of such Securities, or assign such Purchaser's rights hereunder to any other person or entity. Notwithstanding the foregoing, no Purchaser shall transfer any Debentures or Warrants or any of its rights hereunder to any of the companies identified on Schedule 8.7 hereto.

8.8 Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person; provided, however, that Section 4.18 may be enforced by SDS Capital.

8.9 Survival. The representations and warranties of the Company and the agreements and covenants set forth in Articles III, IV, V and VIII hereof shall survive the Closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of any Purchaser.

8.10 Publicity. The Company and each Purchaser shall have the right to approve before issuance any press releases, SEC filings or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Purchasers, to make any press release or SEC filings with respect to such transactions as is required by applicable law and regulations (although the Purchasers shall be consulted by the Company in connection with any such press release and filing prior to its release and shall be provided with a copy thereof and must provide specific consent to the use of their name in connection therewith).

8.11 Indemnification. In consideration of each Purchaser's execution and delivery of this Agreement and the other Transaction Documents and purchase of the Securities hereunder, and in addition to all of the Company's other obligations under this Agreement and the other Transaction Documents, from and after the Closing, the Company shall defend, protect, indemnify and hold harmless each Purchaser and each other holder of the Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement, collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement, any other Transaction Document or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement, any other Transaction Document or any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of this Agreement, any other Transaction Document or any other certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance and sale of the Securities, (iii) any disclosure made by such Purchaser pursuant to Section 4.2 or 4.6 hereof, or (iv) the status of such Purchaser or holder of the Securities as an investor in the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 8.11 shall be the same as those set forth in Section 7(c) of the Registration Rights Agreement.

8.12 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

8.13 Remedies. No provision of this Agreement providing for any remedy to a Purchaser shall limit any remedy which would otherwise be available to such Purchaser at law or in equity. Nothing in this Agreement shall limit any rights a Purchasers may have with any applicable federal or state securities laws with respect to the investment contemplated hereby. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Purchasers by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a material breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, that each Purchaser shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate compliance, without the necessity of showing economic loss and without any bond or other security being required.

8.14 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser hereunder or pursuant to any of the other Transaction Documents or any Purchaser enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

8.15 Joint Participation in Drafting. Each party to this Agreement has participated in the negotiation and drafting of this Agreement and the other Transaction Documents. As such, the language used herein and therein shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party to this Agreement.

8.16 Knowledge. As used in this Agreement, the term "knowledge" of any person or entity shall mean and include (a) actual knowledge and (b) that knowledge which a reasonably prudent business person could have obtained in the management of his or her business affairs after making due inquiry and exercising due diligence which a prudent business person should have made or exercised, as applicable, with respect thereto.

8.17 Exculpation Among Purchasers; No "Group". Each Purchaser acknowledges that it has independently evaluated the merits of the transactions contemplated by this Agreement and the other Transaction Documents, that it has independently determined to enter into the transactions contemplated hereby and thereby, that it is not relying on any advice from or evaluation by any other Purchaser, and that it is not acting in concert with any other Purchaser in making its purchase of securities hereunder or in monitoring its investment in the Company. The Purchasers and, to its knowledge, the Company agree that the Purchasers have not taken any actions that would deem such Purchasers to be members of a "group" for purposes of Section 13(d) of the Exchange Act, and the Purchasers have not agreed to act together for the purpose of acquiring, holding, voting or disposing of equity securities of the Company. Each Purchaser further acknowledges that SDS Capital has retained Drinker Biddle & Reath LLP ("DB&R") to act as its counsel in connection with the transactions contemplated by this Agreement and the other Transaction Documents and that DB&R has not acted as counsel for any of the other Purchasers in connection therewith and none of the other Purchasers have the status of a client of DB&R for conflict of interest or other purposes as a result thereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE  PAGE  TO  UNSECURED   CONVERTIBLE  DEBENTURE  AND  WARRANT  PURCHASE
AGREEMENT]

     IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

COMPANY:

MIRAVANT MEDICAL TECHNOLOGIES:


By:  /s/ Gary S. Kledzik
------------------------
Name:    Gary S. Kledzik
         Title:   Chief Executive Officer


PURCHASER:


               (Print or Type Name of Purchaser)

                                      By:
                                     Name:
                                     Title:

RESIDENCE:
           ------------------------------------------

ADDRESS:
         --------------------------------------------

                  Telephone:
                             ---------------------------------
                  Facsimile:
                             ---------------------------------
                  Attention:
                             ---------------------------------

AGGREGATE SUBSCRIPTION AMOUNT:

Number of Units:
                 ------------------------------------
Purchase Price ($1,000 per Unit):
                                  -------------------

                                    Exhibit A

                                       To

         Unsecured Convertible Debenture and Warrant Purchase Agreement

                         UNSECURED CONVERTIBLE DEBENTURE

                                   Exhibit B-1

                                       To

         Unsecured Convertible Debenture and Warrant Purchase Agreement

                         50% DEBENTURE PURCHASE WARRANT

                                   Exhibit B-2

                                       To

         Unsecured Convertible Debenture and Warrant Purchase Agreement

                         25% DEBENTURE PURCHASE WARRANT

                                    Exhibit C

                                       to

         Unsecured Convertible Debenture and Warrant Purchase Agreement

                             SUBORDINATION AGREEMENT

                                    Exhibit D

                                       to

         Unsecured Convertible Debenture and Warrant Purchase Agreement

                              SIDE LETTER AGREEMENT

                                    Exhibit E

                                       to

         Unsecured Convertible Debenture and Warrant Purchase Agreement

                          REGISTRATION RIGHTS AGREEMENT

                                    Exhibit F

                                       to

         Unsecured Convertible Debenture and Warrant Purchase Agreement

                         PHARMACIA REPAYMENT AGREEMENTS

                                    Exhibit G

                                       to

         Unsecured Convertible Debenture and Warrant Purchase Agreement

                                     OPINION

                                List of Schedules

                                       to

         Unsecured Convertible Debenture and Warrant Purchase Agreement

Schedule 3.2      -        Authorization; Enforcement

Schedule 3.3      -        Capitalization

Schedule 3.5      -        Conflicts

Schedule 3.16              Transactions with Affiliates

Schedule 8.7      -        Prohibited Transferees

                                  Schedule 3.2

        to Unsecured Convertible Debenture and Warrant Purchase Agreement

                           AUTHORIZATION; ENFORCEMENT

NONE

                                  Schedule 3.3

        to Unsecured Convertible Debenture and Warrant Purchase Agreement

                                 CAPITALIZATION


                                                                           Number of Shares

Authorized Stock:

         Preferred Stock                                                        20,000,000
         Common Stock                                                           50,000,000

Outstanding:

         Preferred Stock                                                            -0-
         Common Stock (as of August 11, 2003)                                   24,282,743

Stock Options (consists of employees only):

         Reserved                                                               6,000,000
         Issued (approx. $3.16 avg exercise price)                              5,200,212
         Exercisable (vested; approx. $4.38 avg exercise price)                ~3,400,000

Warrants:

         Issued or to be issued (approx. $1.00 exercise price)                  7,642,850
                                                                                ---------
|X|      August 2002 Equity Funding ($0.50# exercise price)                     2,800,000 R
|X|      December 2002 Debt Funding ($1.00* exercise price)                     1,825,000 R
|X|      Pharmacia (Adjusted avg exercise price of $1.00)                         360,000  UR
|X|      1997 Funding ($1.00 exercise price)                                      449,100 R
|X|      Various Consultants (Avg exercise price of $5.64)                        633,750 +
|X|      Warrants from December 2002 Funding from                               1,575,000  URR
              subordination impact ($1.00* exercise price)

Other Convertible Instruments:

         Convertible Notes from December 2002 Debt Funding                      6,361,856*
         (4,799,530 shares are registered with registration rights on the remaining anti-dilution shares; the unregistered shares are subject to restrictions on conversion pursuant to the Side Letter Agreement and the holders have agreed to defer those registration rights until the restrictions lapse). The holders are: Gorumna, Ltd.; Pleyel Holdings,
         Limited; Big Cat Capital, Limited; Acacias Financial, Limited; Alert
         Investments, Limited; Camelford Holdings, Limited; Danube Financial,
         Limited; Delice Financial, Limited; Iris Financial, Limited; Pearl
         Waves, Inc.; Tioman Finance, Limited; Morebath Holdings Limited; and
         Kinaro Investments S.A.

*        Assumes the anti-dilution impact of $1.00 per share per the December 2002 Debt Agreement.
#        Also has anti-dilution protection on shares purchased and warrants under the August 2002 private placement offering.
R        Registered shares.
UR       Unregistered shares with registration rights.
URR      Unregistered shares with registration rights. These warrants are subject to restrictions on exercise pursuant to the Side Letter
         Agreement, and the registration rights have been deferred by the holders until the restrictions lapse.

+        150,000 shares have piggy back registration rights with the remaining shares unregistered with reasonable efforts required.


                                  Schedule 3.5

        to Unsecured Convertible Debenture and Warrant Purchase Agreement

                                    CONFLICTS

NONE

                                  Schedule 3.16

        to Unsecured Convertible Debenture and Warrant Purchase Agreement

     The Company has borrowed $250,000 from Larry Barels, an outside Director of the Company, which amount plus interest shall be repaid in full out of the proceeds of this Offering.

                                  Schedule 8.7

        to Unsecured Convertible Debenture and Warrant Purchase Agreement

                             PROHIBITED TRANSFEREES

1.       QLT, Inc. (NASDAQ: QLTI)

2.       Novartis AG (NYSE: NVS)

3.       Pharmacyclics, Inc. (NASDAQ: PCYC)

4.       DUSA Pharmaceuticals, Inc. (NASDAQ: DUSA)

5.       Photogen Technologies, Inc. (NASDAQ: PHGN)

6.       Genentech, Inc. (NYSE: DNA)

7.       Eyetech Pharmaceuticals, Inc. (Private Company)

8. Any other company that has publicly announced commercial efforts in AMD or Photodynamic Therapy

9. All executive officers, directors and "affiliates" (as such term is defined in Rule 12b-2 promulgated under the Exchange Act) of the foregoing